SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported): June 29, 1999


                                M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                        1-8951                      84-0622967
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 (State or other           (Commission file number)         (I.R.S. employer
 jurisdiction of                                            identification no.)
  incorporation)

 3600 South Yosemite Street, Suite 900, Denver, Colorado            80237
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      (Address of principal executive offices)                   (Zip code)


     Registrant's telephone number, including area code: (303) 773-1100
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                                 Not Applicable
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     (Former name or former address,  if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On July 2, 1999 the  Registrant  issued the press  release  attached as
Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              -------------------


                                          M.D.C. HOLDINGS, INC.



                                          By:    /s/ Paris G. Reece III
                                                 -----------------------------
                                                 Paris G. Reece III
                                                 Executive Vice President and
Dated: July 2, 1999                              Chief Financial Officer